UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 7, 2006
CINEMARK USA, INC.
(Exact name of registrant as specified in charter)

TEXAS (State or Other Jurisdiction of Incorporation)	33-47040 (Commission File Number)	75-2206284 (IRS Employer Identification No.)
3900 DALLAS PARKWAY, SUITE 500
PLANO, TEXAS 75093
(Address and Zip Code of Principal Executive Offices)
972-665-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Stock Purchase Agreement
Stock Contribution and Exchange Agreement
Contribution and Exchange Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On August 7, 2006, we entered into the following agreements in which we agreed to acquire Century Theatres, Inc. (“Century”), a national threatre chain headquartered in San Rafael, California with approximately 79 theatres in 12 states for a purchase price of approximately $681 million and the assumption of debt of Century. Of the total purchase price, $150 million will consist of the issuance of shares of Class A common stock of Cinemark Holdings, Inc. (“Cinemark Holdings”):
•	Cinemark USA, Inc. (“CUSA”), Century and Syufy Enterprises, LP (“Syufy”) entered into a definitive stock purchase agreement, dated August 7, 2006 (the “Purchase Agreement”), pursuant to which CUSA has agreed to acquire approximately 77% of the issued and outstanding capital stock of Century.

•	Syufy entered into a stock contribution and exchange agreement, dated August 7, 2006 (the “Contribution Agreement”), with Cinemark Holdings, pursuant to which Syufy has agreed to contribute the remaining shares of capital stock of Century to Cinemark Holdings, Inc. in exchange for shares of Cinemark Holdings, Inc upon the consummation of the transactions contemplated by the Purchase Agreement. On August 2, 2006, Cinemark Holdings, was formed to be the Delaware holding company of Cinemark, Inc.

•	The current stockholders of Cinemark, Inc. entered into a share exchange agreement, dated August 7, 2006 (the “Exchange Agreement”), pursuant to which the stockholders agreed to, prior to the consummation of the transactions contemplated by the Purchase Agreement and the Contribution Agreement, exchange their shares of Class A common stock of Cinemark, Inc. for an equal number of shares of Class A common stock of Cinemark Holdings.
     Upon closing of the transactions contemplated by the Purchase Agreement, the Contribution Agreement and the Exchange Agreement, Syufy will own approximately 10.8% of the issued and outstanding shares of Class A common stock of Cinemark Holdings. The stockholders party to the Exchange Agreement will own the remaining 89.2% of the issued and outstanding shares of Class A common stock of Cinemark Holdings. The stockholders party to the Exchange Agreement include, among others, Lee Roy Mitchell, our Chairman and Chief Executive Officer, The Mitchell Special Trust, a trust in which Mr. Mitchell is co-trustee, certain of our executive officers, Madison Dearborn Capital Partners IV, LP, our majority stockholder, Quadrangle Select Partners LP, Quadrangle Capital Partners A LP, Quadrangle (Cinemark) Capital Partners LP and Quadrangle Capital Partners LP.
     The Purchase Agreement contains customary representations, warranties and covenants, including, among others, that (i) Century conduct its business in the ordinary course of business prior to the closing of the acquisition, (ii) the parties use reasonable efforts to obtain regulatory approval, including antitrust approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iii) the parties cooperate in connection with the closing of a new CUSA senior credit facility.
     The transactions contemplated by the Purchase Agreement, the Contribution Agreement and the Exchange Agreement are expected to close within one to five months. Consummation of the acquisition is subject to various conditions customary for this type of transaction, including, among others, receipt of regulatory approval and closing of the CUSA senior credit facility. The Purchase Agreement permits CUSA or Syufy to terminate the Purchase Agreement if the acquisition has not been consummated within 155 days of the date of the Purchase Agreement.
     We will enter into a new $1,120 million senior secured term loan, the proceeds of which will be used to finance the cash portion of the purchase price, the payoff of Century's debt under its existing senior credit facility and to refinance our current senior credit facility of approximately $254 million. As of August 7, 2006, the total outstanding balance, including accrued interest, under Century’s senior credit facility was approximately $365 million. We will use approximately $50 million of our current cash to fund the payment of the remaining portion of the purchase price and related transaction expenses.
     A copy of the Purchase Agreement, the Contribution Agreement and the Exchange Agreement (excluding the exhibits attached thereto) are attached as Exhibits 10.1, 10.2 and 10.3 and is incorporated herein by reference. The above description of the Purchase Agreement, the Contribution Agreement and the Exchange Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, the Contribution Agreement and the Exchange Agreement.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

Exhibit 10.1	Stock Purchase Agreement, dated as of August 7, 2006, by and among Cinemark USA, Inc., Cinemark Holdings, Inc., Syufy Enterprises, LP, Century Theatres, Inc. and Century Theatres Holdings, LLC.

Exhibit 10.2	Stock Contribution and Exchange Agreement, dated as of August 7, 2006, by and between Cinemark Holdings, Inc., Cinemark, Inc., Syufy Enterprises, LP and Century Theatres Holdings, LLC.

Exhibit 10.3	Contribution and Exchange Agreement, dated as of August 7, 2006 by and among Cinemark Holdings, Inc. and Lee Roy Mitchell, The Mitchell Special Trust, Alan W. Stock, Timothy Warner, Robert Copple, Michael Cavalier, Northwestern University, John Madigan, Quadrangle Select Partners LP, Quadrangle Capital Partners A LP, Madison Dearborn Capital Partners IV, L.P., K&E Investment Partners, LLC — 2004-B-DIF, Piola Investments Ltd., Quadrangle (Cinemark) Capital Partners LP and Quadrangle Capital Partners LP.

Exhibit 99.1	Press Release
[SIGNATURE PAGE FOLLOWS]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.
Date: August 11, 2006	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Senior Vice President - General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 10.1	Stock Purchase Agreement, dated as of August 7, 2006, by and among Cinemark USA, Inc., Cinemark Holdings, Inc., Syufy Enterprises, LP, Century Theatres, Inc. and Century Theatres Holdings, LLC.

Exhibit 10.2	Stock Contribution and Exchange Agreement, dated as of August 7, 2006, by and between Cinemark Holdings, Inc., Cinemark, Inc., Syufy Enterprises, LP and Century Theatres Holdings, LLC.

Exhibit 10.3	Contribution and Exchange Agreement, dated as of August 7, 2006 by and among Cinemark Holdings, Inc. and Lee Roy Mitchell, The Mitchell Special Trust, Alan W. Stock, Timothy Warner, Robert Copple, Michael Cavalier, Northwestern University, John Madigan, Quadrangle Select Partners LP, Quadrangle Capital Partners A LP, Madison Dearborn Capital Partners IV, L.P., K&E Investment Partners, LLC — 2004-B-DIF, Piola Investments Ltd., Quadrangle (Cinemark) Capital Partners LP and Quadrangle Capital Partners LP.

Exhibit 99.1	Press Release